UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2015

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	02-23322	93-1034484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(877) 617-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On October 28, 2015, Bank of the Cascades, the wholly-owned subsidiary bank of Cascade Bancorp, entered into a Purchase and Assumption Agreement (the “Agreement”) with Bank of America, National Association for the acquisition of 15 branches, 12 of which are located in Oregon and 3 of which are located in Washington (the “Transaction”). The 15 branches currently have deposit totals of approximately $707 million. Subject to regulatory approval and the satisfaction of customary closing conditions, the Transaction is expected to close in the first quarter of 2016. A copy of the press release describing this transaction is attached to this filing as Exhibit 99.1.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure

On October 28, 2015, Cascade Bancorp released a presentation related to the Transaction. A copy of the presentation is attached hereto as Exhibit 99.2.

The information furnished under Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events

On October 28, 2015, Cascade Bancorp issued a press release relating to the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

Exhibit No.	Description

2.1
Purchase and Assumption Agreement, dated October 28, 2015, between Bank of the Cascades and Bank of America, National Association (Exhibits and schedules to the Purchase and Assumption Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cascade Bancorp will supplementally provide a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

99.1	Cascade Bancorp press release, dated October 28, 2015

99.2	Investor Presentation Materials (furnished pursuant to Item 7.01)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASCADE BANCORP

By:    /s/ Gregory D. Newton
Gregory D. Newton
EVP/Chief Financial Officer

Date:    October 28, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1
Purchase and Assumption Agreement, dated October 28, 2015, between Bank of the Cascades and Bank of America, National Association (Exhibits and schedules to the Purchase and Assumption Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cascade Bancorp will supplementally provide a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.)

99.1	Cascade Bancorp press release, dated October 28, 2015

99.2	Investor Presentation Materials (furnished pursuant to Item 7.01)